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                                                            EXHIBIT 10.12

                                        mdbs
                           Micro Data Base Systems, Inc.
                       TAILORED TECHNICAL SERVICES AGREEMENT

This Agreement is between Fourth Shift Corporation (hereinafter referred to as "Customer") and Micro Data Base Systems, Inc. (hereinafter referred to as "mdbs").

WHEREAS: Customer desires a Tailored Technical Services Agreement to meet its specific requirements; and

WHEREAS: mdbs will provide Customer with services and other support at the rates and conditions set forth herein; and

WHEREAS:  the parties intend to enter into an mdbs Business Partner Agreement.

NOW, THEREFORE, for due consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   ENTITLEMENTS AND OBLIGATIONS
     a) mdbs will provide the services described in detail on Addendum I to this Agreement.
     b) Customer will provide payment(s) in accordance with the schedule on Addendum II to this Agreement. Tailored Technical Services fees are non-refundable.
     c) For any breach of this or related Agreements, any discounts will end and current list prices shall apply.
     d) In order to execute this Agreement, Customer must be a licensed end user of mdbs Development System software.
     e) Customer agrees that the contents of this Agreement and its Addenda, and any extensions or modifications thereto, shall be held in strict confidence and not released to any third party without the prior written consent of mdbs, or as required by a court of competent jurisdiction. This obligation shall survive termination of this Agreement.

2.   TERM
     a)  The term of this Agreement is July 1, 1997 through June 30, 1998.
     b) If a Business Partner Agreement is in effect, any termination or expiration of this Agreement shall concurrently terminate the Business Partner Agreement, and Customer will no longer be entitled to the rights and privileges of Business Partner status. mdbs shall have the right to terminate this Agreement in the event of a breach by Customer by giving Customer written notice of termination. A breach by Customer under either the Business Partner Agreement or the Cooperative Sales Support Agreement shall constitute a breach hereunder, and in such event mdbs shall have the right to terminate this Agreement upon written notice to Customer. A breach or termination of any of Customer's End User or Runtime Distribution License Agreements shall also constitute a breach hereunder, and in such event mdbs shall have the right to terminate this Agreement upon written notice to Customer.
     c) For any breach of this Agreement, as well as overdue payment, mdbs shall have the right to immediately suspend all support services including Technical Support Releases, and current list prices shall apply for any other products and services.
     d) In the event that termination of this Agreement is the result of non-payment, violation of licensing agreements, or any other breach of applicable agreements, mdbs will be entitled to all available damages and remedies provided under all applicable agreements, and as otherwise provided by law, including reimbursement for reasonable attorney's fees and enforcement costs.

3.   MISCELLANEOUS
     a) No employment, joint venture, partnership or agency relationship is created by this Agreement. Customer has no right or authority to bind mdbs to any obligation or in any other manner. This Agreement is governed by the laws of the State of Indiana, the United States and the Universal Copyright Convention. Disputes, claims, and litigation under this Agreement shall be subject to the exclusive venue and jurisdiction of a court of competent authority in Tippecanoe County in Indiana. This Agreement represents the entire agreement between the parties regarding the subject matter pertaining hereto; no verbal representations are binding; any amendment to this Agreement must be signed by both parties to be of any force or effect.
     b) If any provision of this Agreement (or portion thereof) is determined to be invalid or unenforceable, the remaining provisions of this Agreement shall not be affected thereby and shall be enforceable as though said invalid or unenforceable provision (or portion thereof) is not contained in this Agreement. The failure of either party to this Agreement to insist upon the strict performance of any of the provisions contained herein shall in no way constitute a waiver by either in the performance of or compliance with any of the terms and conditions set forth in this Agreement.
     c) This Agreement may not be assigned without the prior written consent of mdbs, which such consent will not be unreasonably withheld. mdbs reserves the right to assign this Agreement.

Signed:  Fourth Shift Corporation      Micro Data Base Systems, Inc.

/s/ DAVID  G. LATZKE                   /s/ CAROL A. MALLETT
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Signature                              Signature


David G. Latzke    VP & CFO            Carol A. Mallett  Contract Administrator
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Name and Title                         Name and Title

August 22, 1997                        September 3, 1997
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Date                                   Date